Exhibit 10.39

AMENDMENT TO THE EXCLUSIVE DISTRIBUTORSHIP AGREEMENT DATED

APRIL 9TH, 2010 ENTERED INTO BETWEEN

BIOAMBER S.A.S. AND MITSUI & CO., LTD.

This Amendment Agreement is made as of January 1st, 2013 between BioAmber S.A.S. (“BioAmber”) and Mitsui & Co., Ltd. (“Mitsui”).

WHEREAS BioAmber and Mitsui have entered into an Exclusive Distributorship Agreement dated April 9, 2010, as amended (the “Distribution Agreement”);

WHEREAS the parties agree to amend the Distribution Agreement as set forth herein.

THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.	The Distribution Agreement is modified in the following manner, the provisions of the Distribution Agreement not modified herein shall continue to be in force as stated in the Distribution Agreement:

1.1.	BioAmber and Mitsui hereto agree to exclude “Turkey” as a country within the Territory (as defined in the Distribution Agreement and as listed in Exhibit A of the Distribution Agreement), as if such country had never been included as a country within the Territory.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE SIGNED THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.

BIOAMBER S.A.S.

By:	/s/ Jean-François Huc
Jean-François Huc, President

Mitsui & Co., Ltd.

By:	/s/ Daiji Kojima
Signature

Daiji Kojima General Manager, Specialty Chemicals Div.
Name and Title